General Motors Company Q2 2010 Results August 12, 2010 Exhibit 99.2

Forward Looking Statements

In this press release and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,”
“intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,”
“positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include:  our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt, including as required to fund our planning significant investment in new technology; our ability to realize successful vehicle applications of new technology; and our ability to comply with the continuing requirements related to U.S. and other government support.

GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provides information about these and other factors, which we may revise or supplement in future reports to the SEC.

Q1
2010
Q2
2010
GAAP
Net Revenue ($B) 31.5 33.2
Operating Income ($B) 1.2 1.8
Net Income Attr. Common
Stockholders ($B)
0.9 1.3
EPS – Diluted ($/Share) 1.66 2.55
Non- GAAP
EBIT - Adj.  ($B) 1.7 2.0
Free Cash Flow ($B) 1.0 2.8
Summary of Q2 2010 Results

Q2 Operating Income Walk to EBIT - Adj.

($ B)
Q2
2010
Operating Income 1.8
Equity Income 0.4
Non-Controlling Interests (0.1)
Non-Operating Income (0.1)
Earnings Before Interest & Taxes (EBIT) 2.0
Less Adjustments 0.0
EBIT - Adj. 2.0

Q2 2010 EBIT & EBIT - Adj. 4 ($B) * Included in Earnings Before Interest and Taxes (EBIT) 1.6 (0.2) 0.7 (0.1) 2.0 0.0 2.0 GMNA GME GMIO Corp. / Elims EBIT Less Adjustments* EBIT - Adj.

Q2 2010 Global Deliveries

(000’s)
Global Share 11.5% 11.1% 11.6%
GM deliveries & market share include vehicles sold around the world under GM and JV brands, and through GM branded distribution network
1,952
1,999
2,153
1,000
1,600
2,200
Q4 2009 Q1 2010 Q2 2010

587
551
708
50
0
400
800
Q4 2009 Q1 2010 Q2 2010
Q2 2010 GMNA Deliveries
6
(000’s)
GMNA Share 19.3% 17.8% 18.7%
U.S. Share 20.2% 18.4% 19.4%
U.S. 4 Brand Share 18.6% 18.1% 19.3%
Discontinued
Brands
Chevy, Buick,
GMC, Cadillac
637
564
716

Key GMNA Performance Indicators

GM Average U.S. Retail Incentive (4 Brand) % of Industry Average
137 137 121 143 135 149 154 141 132 119 106 98 108 115 121 125
Share
$/Unit
U.S. 4 Brand Share
U.S. Total Share
Jul
2010
Avg. GM U.S. Retail
Incentive – 4 Brands
Note:  Incentive Information Based on J.D. Power and Associates Power Information Network data

Q2 '09 Q2 '10
$23,800
$25,900
GM U.S Retail Transaction Prices
Note: ATP Information Based on J.D. Power and Associates Power Information Network data
8
+ $2,100 or 9%
Car
Q2 '09 Q2 '10
$32,300
$34,100
+ $1,800 or 6%
Q2 '09 Q2 '10
$28,100
$31,100
+ $3,000 or 11%
Increase due to:
Nameplate Mix   $1,700
Price/Content        $400
Increase due to:
Nameplate Mix     $200
Price/Content    $1,600
Increase due to:
Nameplate Mix   $(100)
Price/Content    $3,100
Truck Crossover

18.3 19.3 20.3 0 12 24 Q4 2009 Q1 2010 Q2 2010 Q2 2010 GMNA Net Revenue 9 ($B) GMNA Production (000’s) 616 668 731 U.S. Dealer Inv (000’s) 385 428 438

Q2 2010 GMNA Earnings Before Interest & Taxes 10 ($B) (3.4) 1.2 1.6 (4.0) (2.0) 0.0 2.0 Q4 2009 Q1 2010 Q2 2010

Q1 2010 EBIT GMNA EBIT - Q1 2010 vs. Q2 2010 ($B) Q2 2010 EBIT $0.4B Improvement 11

107
105
127
0
400
800
Q4 2009 Q1 2010 Q2 2010
378
404
442
Q2 2010 GME Deliveries
12
(000’s)
GME Share 8.2% 8.5% 8.8%
Germany Share 8.8% 8.2% 8.0%
U.K. Share 11.2% 12.0% 13.7%
Chevrolet
GME Excl.
Chevrolet
GME deliveries and market share include unit sales of Chevrolets produced by GMIO. Revenue and associated costs of these unit sales are reported by GMIO

6.2 6.0 5.5 0 12 24 Q4 2009 Q1 2010 Q2 2010 Q2 2010 GME Net Revenue 13 Production (000’s) 256 305 331 ($B)

(0.8) (0.5) (0.2) (4.0) (2.0) 0.0 2.0 Q4 2009 Q1 2010 Q2 2010 Q2 2010 GME Earnings Before Interest & Taxes 14 ($B)

GME EBIT - Q1 2010 vs. Q2 2010 ($B) Q1 2010 EBIT Q2 2010 EBIT $0.3B Improvement 15

407 409

624
586
0
400
800
1,200
Q4 2009 Q1 2010 Q2 2010
937
1,031
995
Q2 2010 GMIO Deliveries
16
(000’s)
GMIO Share 10.3% 10.2% 10.3%
China Share 13.2% 13.3% 13.1%
Brazil Share 18.7% 19.9% 18.4%
India Share 3.7% 4.2% 4.0%
China
GMIO Excl.
China

Q2 2010 GMIO Net Revenue 17 ($B) Production (000’s) Fully Consolidated 458 458 498 Joint Venture 592 654 697 Total 1,050 1,112 1,195 9.1 8.1 8.6 0 12 24 Q4 2009 Q1 2010 Q2 2010

Q2 2010 GMIO Earnings Before Interest & Taxes 18 ($B) 0.7 1.2 0.7 Equity Income Inc. Before Int/Tax/Equity

GMIO EBIT - Q1 2010 vs. Q2 2010 ($B) Q1 2010 EBIT Q2 2010 EBIT $0.5B Reduction 19

Cash Flow
20
($B) Q1 2010 Q2 2010
Net Income Attr. Common
Stockholders
0.9 1.3
Add-back Non-Controlling
Interests & Preferred Dividends
0.3 0.3
Net Income 1.2 1.6
Depreciation / Amortization 1.8 1.7
Working Capital (0.9) 0.1
Pension / OPEB & Other (0.3) 0.5
Net cash provided/(used)
operating activities
1.8 3.9
Capital Expenditures (0.8) (1.1)
Free Cash Flow 1.0 2.8

Key Balance Sheet Items
($B)
March 31
2010
June 30
2010
Cash & marketable securities* 35.7 32.5
Key Obligations:
Debt 14.2 8.2
Preferred Stock 7.0 7.0
Underfunded Pensions 26.9 26.4
Underfunded OPEB 9.4 9.3
21
* Includes UST & Canadian HC Trust Restricted Cash

Q2 Key Messages
• Two straight quarters of profitability and positive cash
flow
• Expect financial results to moderate in second half
• Company continues to deliver on major business
objectives
– Product development
– Cost discipline
– European restructuring
– AmeriCredit
22

General Motors Company Select Supplemental Financial Information

Operating Income Walk to EBIT - Adj
S1
($B)
Q4
2009
Q1
2010
Q2
2010
Operating Income (3.9) 1.2 1.8
Equity Income 0.3 0.4 0.4
Non-Controlling Interests (0.2) (0.1) (0.1)
Non-Operating Income/(Expense) (0.2) 0.4 (0.1)
Earnings Before Interest & Taxes (4.0) 1.8 2.0
Less Adjustments (3.0) 0.1 0.0
EBIT- Adj. (1.0) 1.7 2.0

Detail of Adjustments
S2
($B)
Q4
2009
Q1
2010
Q2
2010
Earnings Before Interest
& Taxes (EBIT)
(4.0) 1.8 2.0
Less Adjustments
- Gain on Saab Sale 0.0 0.1
- VEBA Settlement (2.5)
- GMAC Investment Impairment (0.3)
- Delphi Related (0.1)
- CAMI Debt Ext. (0.1)
Total Adjustments
(3.0) 0.1 0.0
EBIT – Adj.
(1.0) 1.7 2.0

Restructuring Excluded From Adjustments
S3
($B)
Q4
2009
Q1
2010
Q2
2010
GMNA – Dealer Related
(0.1) 0.0 0.0
GMNA – Non-Dealer Related
(0.2) 0.1 0.0
Total GMNA
(0.3) 0.1 0.0
Total GME
0.0 (0.3) (0.2)
Total GMIO
(0.1) 0.0 0.0
Total
(0.4) (0.2) (0.2)